SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2003

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20086	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1250 Northland Plaza

3800 West 80th Street

Bloomington, Minnesota 55431-4442

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibit.

99.1	Press release issued by Universal Hospital Services, Inc. on April 29, 2003.

Item 9. Regulation FD Disclosure (including information being provided under Item 12).

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216. On April 29, 2003, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ JOHN A. GAPPA

John A. Gappa Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Universal Hospital Services, Inc. on April 29, 2003.

4